Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303

Buffalo Mid Cap Fund
Buffalo Small Cap Fund
Each, a series of Buffalo Funds®

Supplement dated October 15, 2013
to the
Prospectus dated June 3, 2013

The Board of Trustees of Buffalo Funds has approved revisions to the definition of what constitutes a mid-cap company and a small-cap company for purposes of the investment strategies of the Buffalo Mid Cap Fund and Buffalo Small Cap Fund, respectively.  The Buffalo Funds’ investment advisor, Kornitzer Capital Management, Inc. (the “Advisor”) believes the current definitions and market capitalization restrictions, as stated in the Buffalo Funds’ current prospectus dated June 3, 2013, are not consistent with current market conditions and peer group standards.  The Advisor believes the new definitions will bring the Mid Cap and Small Cap Funds into alignment with their peer groups, and will allow flexibility in establishing new portfolio positions and adding to existing holdings of companies whose market capitalizations are tied to market capitalizations of each Fund’s primary index.  The Advisor does not anticipate that the new definitions will lead to a material change in the average market capitalization of the Funds.  The median market capitalization of the Mid Cap Fund was approximately $5.1 billion at September 30, 2013.  The median market capitalization of the Small Cap Fund was approximately $2.0 billion at September 30, 2013.

Effective December 15, 2013, the first paragraph under the “Buffalo Mid Cap Fund – Principal Investments and Investment Strategies” section of the Buffalo Funds’ prospectus is revised to replace the definition of mid-cap companies with the following:

“The Mid Cap Fund normally invests at least 80% of its net assets in equity securities, consisting of domestic common stocks, preferred stocks, convertible preferred stocks, warrants and rights of medium capitalization (“mid-cap”) companies.  The Mid Cap Fund defines mid-cap companies as those companies, at the time of purchase, with market capitalizations within the range of the Russell Midcap® Growth Index.  As of September 30, 2013 the range of market capitalizations of the Russell Midcap® Growth Index was $744 million to $29 billion.”

Effective December 15, 2013, the first paragraph under the “Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings – Buffalo Mid Cap Fund” section of the Buffalo Funds’ prospectus is revised to replace the definition of mid-cap companies with the following:

Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303

“Under normal market conditions, the Mid Cap Fund invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities, consisting of domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks, rights and warrants of mid-cap companies.  The Fund considers a company to be a mid-cap company if, at time of purchase by the Fund, it has a market capitalization within the range of the Russell Midcap® Growth Index.  As of September 30, 2013, the range of market capitalizations in the Russell Midcap® Growth Index was $744 million to $29 billion.  The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

Effective December 15, 2013, the first paragraph under the “Buffalo Small Cap Fund – Principal Investments and Investment Strategies” section of the Buffalo Funds’ prospectus is revised to replace the definition of small cap companies with the following:

“The Small Cap Fund normally invests at least 80% of its net assets in equity securities, consisting of domestic common stocks, preferred stocks, convertible preferred stocks, warrants and rights of small capitalization (“small-cap”) companies.  The Small Cap Fund defines small-cap companies as those companies, at the time of purchase, with market capitalizations within the range of the Russell 2000® Growth Index.  As of September 30, 2013 the range of market capitalizations of the Russell 2000® Growth Index was $47 million to $4.8 billion.”

Effective December 15, 2013, the first paragraph under the “Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings – Buffalo Small Cap Fund” section of the Buffalo Funds’ prospectus is revised to replace the definition of mid-cap companies with the following:

Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities, consisting of domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks, rights and warrants of small-cap companies.  The Fund considers a company to be a small-cap company if, at the time of purchase, it has a market capitalization within the range of the Russell 2000® Growth Index.  As of September 30, 2013, the range of market capitalizations in the Russell 2000® Growth Index was $47 million to $4.8 billion.  The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

Please retain this supplement with your Prospectus.

The date of this supplement is October 15, 2013.